NEW IBERIA, LA – NYSE-MKT: TSH - Patrick Little, President and CEO of Teche Holding Company, holding company for Teche Federal Bank, today reported on earnings for the Company for the quarter ended September 30, 2012, the fourth quarter of fiscal 2012 and for the full fiscal year ended September 30, 2012.
Earnings for fiscal 2012 amounted to $7.3 million, or a record $3.51 per diluted share, compared to $7.2 million or $3.45 per diluted share for fiscal 2011, an increase of $0.06 per diluted share, or 1.7%.
Earnings for the quarter ended September 30, 2012 amounted to $2.1 million, or $1.01 per diluted share, compared to $2.1 million, or $1.01 per diluted share for the same quarter in fiscal 2011.
“Asset quality led the way to our fourth consecutive year of record earnings per share,” said Little.  “Each year for the past four years it seems that we’ve found a different way to achieve record earnings.”  For fiscal 2012, the Bank recorded net charge-offs of 0.26%, much closer to fiscal year 2010 (at 0.24%) and fiscal year 2009 (at 0.29%) than the previous year’s 0.82%.  “Our record loan production of $220.0 million was also a significant factor, as well as our 15.4% growth in checking balances.  We also posted record top-line income as operating revenue amounted to a record $46.6 million.”
“There’s also good news for the quarter,” said Little. “Net interest margin increased to 4.10% from 4.06% for the third quarter and pre-provision, pre-tax income increased to 1.71%,” said Little.

The Company reported the following highlights for Fiscal 2012 ended September 30, 2012:
•	Earnings for fiscal 2012 amounted to a record $3.51 per diluted share. This is the fourth consecutive year that Teche has posted record earnings per share.
•	Operating revenues increased to a record $46.6 million compared to $45.7 million for fiscal year ending September 30, 2011.
•	Net charge-offs for fiscal 2012 amounted to 0.26% of average loans, compared to 0.82% for fiscal 2011.

1 of 27

•	Tangible book value per share increased 6.1% to $39.29 at fiscal year end compared to $37.02 a year ago.
•	Total Loans increased 10.8% to $674.4 million at September 30, 2012 compared to $608.6 million a year ago.
•	SmartGrowth Loans increased 4.3% compared to a year ago. SmartGrowth Loans now amount to 71.1% of total loans.
•	Total assets increased 7.4% to $852.0 million, compared to a year ago.
•	Average earning assets for the quarter increased 7.8% to $775.4 million compared to the fourth quarter of fiscal 2011 and 1.8% compared to the linked quarter.
•	Total Deposits increased 3.2% compared to a year ago.
•	Checking Account balances increased 15.4% compared to September 30, 2011. Checking account balances now amount to 35.7% of total deposits, compared to 31.9% a year ago.
•	SmartGrowth Deposits increased 8.6% compared to a year ago. SmartGrowth Deposits now amount to 76.8% of total deposits, compared to 72.9% a year ago.
•	The average rate paid on all deposits was 0.67% for fiscal 2012 compared to 0.88% for fiscal 2011.
•	Net interest margin for the year amounted to 4.10% compared to 4.28% for Fiscal 2011.

ANNUAL COMPARISON	2012	2011	Change	% Change
Earnings Per Share (Diluted)	$3.51	$3.45	$0.06	1.7%
Tangible Book Value per Common Share	$39.29	$37.02	$2.27	6.1%
Dividends Declared per share	$1.455	$1.435	$0.02	1.4%
Total Loans	$674.4	$608.6	$65.8	10.8%
SmartGrowth Loans	$479.8	$460.0	$19.8	4.3%
Net Charge-offs/Avg. Loans	0.26%	0.82%	(0.56%)	N/A
NPAs/Assets	1.28%	1.55%	(0.27%)	N/A
Total Assets	$852.0	$793.2	$58.8	7.4%
Avg. Earning Assets	$757.5	$705.5	$52.0	7.4%
Total Deposits	$617.7	$598.6	$19.1	3.2%
Checking Balances	$220.3	$190.8	$29.5	15.4%
Checking as a % of Total Deposits	35.7%	31.9%	3.8%	N/A
SmartGrowth Deposits	$474.2	$436.5	$37.7	8.6%
Avg. Rate on Deposits	0.67%	0.88%	(0.21%)	N/A
ROAA	0.88%	0.94%	(0.06%)	N/A
ROAE	8.80%	9.12%	(0.32%)	N/A

The Company reported the following highlights for the quarter:
•	Earnings for the quarter amounted to a record-equaling $1.01 per diluted share compared to $0.83 for the linked quarter and $1.01 a year ago.
•	Quarterly operating revenue increased to a record $12.1 million compared to $11.4 million for the linked quarter.

2 of 27

•	Tangible book value per share increased 2.0% to $39.29 compared to $38.51 for the linked quarter.
•	Total Loans increased 2.1% or $13.9 million to $674.4 million compared to $660.5 million for the linked quarter.
•	SmartGrowth Loans increased 0.5% or $2.5 million compared to the linked quarter.
•	Total assets increased 1.0% or $8.2 million to $852.0 million compared to $843.8 million for the linked quarter.
•	Average earning assets for the quarter increased 7.8% to $775.4 million compared to the fourth quarter of fiscal 2011 and 1.8% to $775.4 million compared to the linked quarter.
•	Total Deposits increased 0.4% compared to the linked quarter.
•	Checking Account balances increased 0.7% compared to the linked quarter. Checking account balances now amount to 35.7% of total deposits, compared to 35.5% for the linked quarter.
•	SmartGrowth Deposits increased 1.1% compared to the linked quarter. SmartGrowth Deposits now amount to 76.8 % of total deposits, compared to 76.2% for the linked quarter.
•	The average rate paid on all deposits was 0.58% compared to 0.64% for the linked quarter.
•	Net interest margin for the quarter amounted to 4.10% compared to 4.06% for the linked quarter.

QUARTERLY COMPARISON	4th Qtr 2012	3rd Qtr 2012	Change	% Change
Earnings Per Share (Diluted)	$1.01	$0.83	$0.18	21.7%
Tangible Book Value per Common Share	$39.29	$38.51	$0.78	2.0%
Total Loans	$674.4	$660.5	$13.9	2.1%
SmartGrowth Loans	$479.8	$477.3	$2.5	0.5%
Total Assets	$852.0	$843.8	$8.2	1.0%
Avg. Earning Assets	$775.4	$762.0	$13.4	1.8%
Total Deposits	$617.7	$615.5	$2.2	0.4%
Checking Balances	$220.3	$218.7	$1.6	0.7%
Checking as a % of Total Deposits	35.7%	35.5%	0.2%	N/A
SmartGrowth Deposits	$474.2	$469.2	$5.0	1.1%
Avg. Yield on Deposits	0.58%	0.64%	(0.06%)	N/A
Net Interest Margin	4.10%	4.06%	0.04%	N/A

Net Income
Net income for the quarter amounted to $2.1 million or $1.01 per diluted share, an increase of 21.7% on a per-diluted share basis compared to the linked quarter.  Net income for the quarter was unchanged as compared to the same period in 2011.

3 of 27

QUARTERLY COMPARISON	Sep ‘12	Jun ‘12	Mar ‘12	Dec '11	Sep '11
Net Income (In 000’s)	$2,073	$1,732	$1,708	$1,772	$2,102
Pre-Tax, Pre-Provision Earnings (In 000’s)	$3,615	$3,096	$3,132	$3,007	$3,752
Basic Earnings Per Common Share	$1.02	$0.84	$0.83	$0.86	$1.02
Diluted Earnings Per Common Share	$1.01	$0.83	$0.82	$0.85	$1.01
Annualized Return on Avg. Assets	0.98%	0.83%	0.83%	0.88%	1.07%
Pre-Tax, Pre-Provision Earnings/ Avg. Assets	1.71%	1.49%	1.52%	1.50%	1.91%
Annualized Return on Avg. Equity	9.81%	8.28%	8.22%	8.86%	10.40%
Annualized Return on Avg. Tangible Equity	10.25%	8.67%	8.61%	9.30%	10.90%
Average Assets (In millions)	$846.1	$831.0	$821.6	$803.0	$787.8
Average Earning Assets (In millions)	$775.4	$762.0	$754.0	$738.1	$719.4
Average Deposits (In millions)	$612.8	$617.2	$608.8	$594.4	$607.9
Average FHLB Advances (In millions)	$141.6	$123.7	$123.7	$120.7	$92.5

FISCAL YEAR COMPARISON	2012	2011	2010	2009
Net Income (In 000’s)	$7,285	$7,228	$7,101	$7,136
Pre-Tax, Pre-Provision Earnings (In 000’s)	$12,850	$14,602	$14,363	$13,420
Basic Earnings Per Common Share	$3.55	$3.49	$3.40	$3.38
Diluted Earnings Per Common Share	$3.51	$3.45	$3.37	$3.35
Annualized Return on Avg. Assets	0.88%	0.94%	0.93%	0.91%
Pre-Tax, Pre-Provision Earnings/ Avg. Assets	1.56%	1.89%	1.88%	1.72%
Annualized Return on Avg. Equity	8.80%	9.12%	9.43%	9.98%
Annualized Return on Avg. Tangible Equity	9.21%	9.58%	9.94%	10.49%
Average Assets (in millions)	$825.0	$772.0	$762.4	$781.2
Average Earning Assets (in millions)	$757.5	$705.5	$697.3	$722.4
Average Deposits (in millions)	$608.3	$598.1	$578.3	$597.6
Average FHLB Advances(in millions)	$127.4	$88.3	$102.3	$105.1

Loans
QUARTERLY COMPARISON (In 000,000’s)	Sep ‘12	Jun ‘12	Mar ‘12	Dec '11	Sep '11
SmartGrowth Loans
Consumer	$110.2	$109.3	$106.6	$107.4	$108.8
Commercial	215.2	216.9	208.6	213.6	209.5
Home Equity	43.2	44.5	46.5	47.3	48.8
SmartMortgages	111.1	106.5	102.2	98.2	92.9
Total SmartGrowth Loans	$479.7	$477.2	$463.9	$466.5	$460.0
Mortgage Loans (owner occupied conforming)	194.7	183.3	177.6	166.1	148.6
Total Loans	$674.4	$660.5	$641.5	$632.6	$608.6

4 of 27

Gross loans receivable increased to $674.4 million at September 30, 2012, from $660.5 million at June 30, 2012 and $608.6 million at September 30, 2011, representing a linked quarter increase of $13.9 million, or 2.1% and a twelve month increase of $65.8 million or 10.8%, primarily due to an increase in mortgage loans.  SmartGrowth Loans, consisting of commercial loans, home equity loans, SmartMortgage loans and consumer loans, were $479.7 million, or 71.1% of total loans at September 30, 2012, compared to $477.2 million, or 72.2% at June 30, 2012 and $460.0 million at September 30, 2011, for a three month increase of $2.5 million, or 0.5% and a twelve month increase of $19.7 million, or 4.3%.
“Our loan production for fiscal 2012 was a record $220 million,” said Little.
Commercial loan balances at September 30, 2012 amounted to $215.2 million, compared to $216.9 million at June 30, 2012 and $209.5 million at September 30, 2011, for a three month decrease of $1.7 million or -0.8% and a twelve month increase of $5.8 million, or 2.7%.  Consumer loan balances at September 30, 2012 amounted to $110.2 million, compared to $109.3 million at June 30, 2012 and $108.8 million at September 30, 2011, a linked quarter increase of $0.9 million, or 0.9%.

FISCAL YEAR COMPARISON (In 000,000’s)	2012	2011	2010	2009
SmartGrowth Loans
Consumer	$110.2	$108.8	$111.6	$108.0
Commercial	215.2	209.5	212.9	210.2
Home Equity	43.2	48.8	53.4	58.3
SmartMortgages	111.1	92.9	87.0	83.8
Total SmartGrowth Loans	$479.7	$460.0	$464.9	$460.3
Mortgage Loans (owner occupied conforming)	194.7	148.6	131.0	135.0
Total Loans	$674.4	$608.6	$595.9	$595.3

Deposits

QUARTERLY COMPARISON (In 000,000’s)	Sep ‘12	Jun ‘12	Mar ‘12	Dec '11	Sep '11
SmartGrowth Deposits
Checking	$220.3	$218.7	$223.3	$199.0	$190.8
Money Market	55.2	52.5	54.8	52.0	55.0
Savings	198.7	198.1	194.9	188.3	190.7
Total SmartGrowth Deposits	$474.2	$469.3	$473.0	$439.3	$436.5
Time Deposits	143.5	146.2	157.5	160.0	162.1
Total Deposits	$617.7	$615.5	$630.5	$599.3	$598.6

The average rate paid on SmartGrowth Deposits has remained steady at 0.22%, for the current quarter, the linked quarter and the same period a year ago.
Three Month Growth.  The Company’s SmartGrowth Deposits, consisting of checking, savings and money market accounts, increased this quarter due to growth in all categories.  Total deposits increased to $617.7 million at September 30, 2012, from $615.5 million at June 30, 2012, a linked quarter increase of $2.2 million or 0.4%.

5 of 27

Checking account balances at September 30, 2012 increased $1.6 million, or 0.7%, to $220.3 million from $218.7 million at June 30, 2012.
Twelve Month Growth. Total deposits increased to $617.7 million at September 30, 2012, from $598.6 million at September 30, 2011, a twelve month increase of $19.1 million, or 3.2%.  Total SmartGrowth Deposits increased $37.7 million, or 8.6% from $436.5 million at September 30, 2011.
SmartGrowth Deposits amounted to 76.8% of total deposits as of September 30, 2012 compared to 72.9% at September 30, 2011.
Checking account balances at September 30, 2012 increased 15.5% or $29.5 million, as compared to September 30, 2011. Checking account balances now account for 35.7% of total deposits compared to 31.9% at September 30, 2011.  Total SmartGrowth Deposits increased $37.7 million or 8.6% year over year, primarily due to growth in checking and savings deposits.

FISCAL YEAR COMPARISON (In 000,000’s)	2012	2011	2010	2009
SmartGrowth Deposits
Checking	$220.3	$190.8	$173.2	$165.8
Money Market	55.2	55.0	60.3	95.5
Savings	198.7	190.7	166.7	106.5
Total SmartGrowth Deposits	$474.2	$436.5	$400.2	$367.8
Time Deposits	143.5	162.1	179.2	217.7
Total Deposits	$617.7	$598.6	$579.4	$585.5

Over the past three years, SmartGrowth Deposits have increased $106.5 million or 28.9% primarily due to growth in checking and savings deposits offset somewhat by decreases in money market accounts.

Capital
The tangible equity ratio decreased to 9.42% compared to 9.67% a year ago, as stockholder equity increased to $83.5 million while assets increased to $852.0 million.  Tangible book value per common share increased to $39.29 or 6.1% compared to a year ago.  Risk based capital decreased to 14.09% compared to 14.30% a year ago; and the equity to asset ratio decreased to 9.81% from 10.08% a year ago.

QUARTERLY COMPARISON	Sep ‘12	Jun ‘12	Mar ‘12	Dec '11	Sep ‘11
Stockholders’ Equity (In millions)	$83.5	$81.7	$82.2	$81.1	$80.0
Ratio of Equity to Assets	9.81%	9.68%	9.90%	9.97%	10.08%
Tangible Equity Ratio	9.42%	9.29%	9.50%	9.56%	9.67%
Total Risk-Based Capital Ratio	14.09%	13.79%	14.12%	14.09%	14.30%
Book Value per Common Share	$41.09	$40.32	$39.68	$39.24	$38.79
Tangible Book Value Per Common Share	$39.29	$38.51	$37.91	$37.47	$37.02
Total Assets (In millions)	$852.0	$843.8	$829.7	$813.5	$793.2

6 of 27

FISCAL YEAR COMPARISON	2012	2011	2010	2009
Stockholders’ Equity (In millions)	$83.5	$80.0	$75.5	$71.5
Ratio of Equity to Assets	9.81%	10.08%	9.92%	9.34%
Tangible Equity Ratio	9.42%	9.67%	9.48%	8.90%
Total Risk-Based Capital Ratio	14.09%	14.30%	13.52%	12.72%
Book Value per Common Share	$41.09	$38.79	$36.19	$34.09
Tangible Book Value Per Common Share	$39.29	$37.02	$34.43	$32.33
Total Assets (In millions)	$852.0	$793.2	$761.5	$765.1

“In three years,” said Little, “the Company’s equity to assets ratio has gone from 9.34% to 9.81%, our stockholders’ equity has gone from $71.5 million to $83.5 million and our tangible book value per share has gone from $32.33 to $39.29.”

Asset Quality

The following table sets forth asset quality ratios for each of the past five quarters and the past four years:

Net Charge-offs, ALLL, NPAs
QUARTERLY COMPARISON	Sep ‘12	Jun ‘12	Mar ‘12	Dec '11	Sep'11
Charge-offs/Average Loans	0.05%	0.08%	0.08%	0.05%	0.09%
ALLL*/NPLs	82.52%	79.63%	74.02%	71.25%	76.63%
ALLL*/NPAs	78.80%	74.54%	71.40%	65.30%	67.67%
ALLL*/Loans	1.27%	1.27%	1.32%	1.33%	1.37%
NPAs/Assets	1.28%	1.34%	1.43%	1.53%	1.55%
*ALLL figures include specific reserves

FISCAL YEAR COMPARISON	2012	2011	2010	2009
Net Charge-offs/Average Loans	0.26%	0.82%	0.24%	0.29%
ALLL/NPLs	82.52%	76.63%	63.92%	95.44%
ALLL/NPAs	78.80%	67.67%	59.02%	74.85%
ALLL/Loans	1.27%	1.37%	1.55%	1.14%
NPAs/Assets	1.28%	1.55%	2.06%	1.19%
ALLL figures include specific reserves

The following table sets forth the allowance for loan loss activity for each of the past 5 quarters.

Allowance for Loan Loss Provision & Charge-offs QUARTERLY COMPARISON (In 000’s)	Sep ‘12	Jun ‘12	Mar ‘12	Dec '11	Sep '11
Beginning ALLL	$8,411	$8,450	$8,392	$8,331	$8,123
Provision for Loan Losses	500	510	550	350	750
Net Charge-offs	352	549	492	289	542
Ending ALLL	$8,559	$8,411	$8,450	$8,392	$8,331
Ending ALLL (net of specific reserves)	$8,559	$8,411	$8,246	$8,142	$7,783

7 of 27

           Net charge-offs for the quarter were $0.4 million, or 0.05% of average loans, compared to $0.5 million or 0.09% of average loans for the same period a year ago.  For the twelve months ended September 30, 2012, net charge-offs were $1.7 million or 0.26% of average loans, compared to $4.8 million or 0.82% of loans for the twelve months ended September 30, 2011.

Non-performing assets decreased to $10.9 million, or 1.28% of total assets at September 30, 2012, compared to $11.3 million, or 1.34% of total assets at June 30, 2012 and $12.3 million, or 1.55% of total assets a year ago, primarily due to reductions in real estate owned along with decreases in loans delinquent ninety days or more.

FISCAL YEAR COMPARISON (In 000's)	2012	2011	2010	2009
Beginning ALLL	$8,331	$9,256	$6,806	$5,545
Provision for Loan Losses	1,910	3,900	3,896	3,026
Net Charge-offs	1,682	4,825	1,446	1,765
Ending ALLL	$8,559	$8,331	$9,256	$6,806
Ending ALLL (net of specific reserves)	$8,559	$7,783	$7,125	$6,264

Net Interest Income
QUARTERLY COMPARISON (In 000’s)	Sep ‘12	Jun ‘12	Mar ‘12	Dec ‘11	Sep ‘11
Interest Income	$9,836	$9,725	$9,807	$9,766	$9,861
Interest Expense	1,895	1,993	2,111	2,080	2,078
Net Interest Income	$7,941	$7,732	$7,696	$7,686	$7,783

Net interest income for the three months ended September 30, 2012 amounted to $7.9 million compared to $7.8 million for the quarter ended September 30, 2011, an increase of 2.0%, or $158,000.  The decrease in interest paid on deposits resulted from a decrease in the average interest rates paid on deposits.

FISCAL YEAR COMPARISON (In 000’s)	2012	2011	2010	2009
Interest Income	$39,134	$39,358	$41,336	$44,237
Interest Expense	8,080	9,168	11,704	15,297
Net Interest Income	$31,054	$30,190	$29,632	$28,940

Net interest income for fiscal 2012 amounted to $31.1 million compared to $30.2 million for fiscal 2011, an increase of 2.9%.  “Our net interest income has increased consistently for the past three years,” said Little.

Net Interest Margin and Spread
QUARTERLY COMPARISON	Sep ‘12	Jun ‘12	Mar '12	Dec '11	Sep '11
Yield on Earning Assets	5.07%	5.10%	5.20%	5.30%	5.48%
Cost of Interest Bearing Liabilities	1.14%	1.23%	1.31%	1.31%	1.36%
Spread	3.93%	3.87%	3.90%	3.99%	4.13%
Net Interest Margin	4.10%	4.06%	4.08%	4.17%	4.33%

8 of 27

FISCAL YEAR COMPARISON	2012	2011	2010	2009
Yield on Earning Assets	5.17%	5.58%	5.93%	6.12%
Cost of Interest Bearing Liabilities	1.25%	1.51%	1.91%	2.40%
Spread	3.92%	4.07%	4.02%	3.73%
Net Interest Margin	4.10%	4.28%	4.25%	4.01%

Net interest margin amounted to 4.10% for the three-month period ended September 30, 2012; compared to 4.06% for the linked quarter and 4.33% for quarter-ended September 30, 2011.
For the fiscal year ended September 30, 2012, net interest margin was 4.10% as compared to 4.28% for the fiscal year ended September 30, 2011 due to lower rates on interest earning assets offset somewhat by lower rates on interest bearing liabilities and increased balances on interest earning assets.

Operating Revenue
Operating Revenue for the quarter, consisting of net interest income (before provisions for loan losses) plus non-interest income, amounted to $12.1 million, which was higher than the same quarter in 2011 which was $11.6 million.  For the year ended September 30, 2012, operating revenue amounted to $46.6 million as compared to $45.7 million for the year ended September 30, 2011.  “Each year over the past three years, the Company has posted record operating revenue,” said Little.

The tables below reflect Teche’s operating revenues in millions over the past five quarters and the past four years:

QUARTERLY COMPARISON (In millions)	Sep ‘12	Jun ‘12	Mar '12	Dec '11	Sep '11
Net Interest Income	$7.9	$7.7	$7.7	$7.7	$7.8
Non-interest Income	4.2	3.7	3.9	3.8	3.8
Operating Revenue	$12.1	$11.4	$11.6	$11.5	$11.6

FISCAL YEAR COMPARISON (In millions)	2012	2011	2010	2009
Net Interest Income	$31.1	$30.2	$29.6	$28.9
Non-interest Income	$15.5	$15.5	$16.0	$15.9
Operating Revenue	$46.6	$45.7	$45.6	$44.8

Non-Interest Income
Non-interest income increased to $4.2 million for the quarter compared to $3.7 million in the linked quarter while increasing from $3.8 million for the same quarter a year ago, primarily due to a gain on sale of securities and on the sale of fixed assets in the amounts of $135,000 and $205,000 respectively.  This amounted to 1.99% of average assets for the quarter, compared to 1.76% for the linked quarter and 1.94% a year ago.

9 of 27

Non-Interest Expense
    For the quarter, non-interest expense was $8.5 million or 4.03% of average assets, compared to the linked quarter total of $8.3 million or 3.99% of average assets, an increase of 3.0%.  Compared to the same quarter in fiscal 2011, non-interest expense increased $0.7 million or 8.6%.
    For the year, non-interest expense increased from $31.1 million to $33.7 million or 8.3%, while non-interest income remained unchanged at $15.5 million, primarily due to increases in compensation, marketing, data processing and expenses related to adjustments in values of foreclosed assets.
QUARTERLY COMPARISON (In thousands)	Sep ‘12	Jun ‘12	Mar '12	Dec '11	Sep '11
Interchange fee Income	$847	$917	$843	$778	$830
Other Non-Interest Income	$3,361	$2,734	$3,038	$2,990	$2,994
Total Non-Interest Income	$4,208	$3,651	$3,881	$3,768	$3,824
Total Non-Interest Income/Assets	1.99%	1.76%	1.89%	1.88%	1.94%
Non-Interest Expense	$8,534	$8,287	$8,445	$8,447	$7,855
Non-Interest Expense/Assets	4.03%	3.99%	4.11%	4.21%	3.99%

FISCAL YEAR COMPARISON (In thousands)	2012	2011	2010	2009
Interchange fee Income	$3,385	$3,317	N/A	N/A
Other Non-Interest Income	$12,125	$12,226	N/A	N/A
Total Non-Interest Income	$15,510	$15,543	$15,960	$15,852
Total Non-Interest Income/Assets	1.88%	2.01%	2.09%	2.03%
Non-Interest Expense	$33,714	$31,131	$31,229	$31,372
Non-Interest Expense/Assets	4.09%	4.03%	4.10%	4.02%

Net Income and Dividends
On August 23, 2012, the board of directors declared a $0.365 per share quarterly dividend, its sixty-ninth consecutive.  Based on the closing price of the Company’s common stock of $39.26 on August 21, 2012, the annualized dividend yield was 3.70%.  Since 2003, the Company has increased dividends for ten consecutive years.

QUARTERLY COMPARISON	Sep ‘12	Jun ‘12	Mar ‘12	Dec '11	Sep '11
Dividends Declared Per Share	$0.365	$0.365	$0.365	$0.36	$0.36
Basic Earnings Per Common Share	$1.02	$0.84	$0.83	$0.86	$1.02
Diluted Earnings Per Common Share	$1.01	$0.83	$0.82	$0.85	$1.01

FISCAL YEAR COMPARISON	2012	2011	2010	2009
Dividends Declared Per Share	$1.455	$1.435	$1.42	$1.41
Basic Earnings Per Common Share	$3.55	$3.49	$3.40	$3.38
Diluted Earnings Per Common Share	$3.51	$3.45	$3.37	$3.35

10 of 27

Teche Holding Company is the parent company of Teche Federal Bank, which operates nineteen offices in South Louisiana and serves over 60,000 customers.  Teche is the fourth largest publicly traded bank holding company based in Louisiana with over $851 million in assets. Deposits at Teche Federal Bank are insured up to the legal maximum amount by the Federal Deposit Insurance Corporation (FDIC).  Teche Holding Company’s common stock is traded under the symbol “TSH” on the NYSE MKT.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Teche Holding Company with the Securities and Exchange Commission from time to time.   The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

11 of 27

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Selected Financial Data
(UNAUDITED)
	THREE MONTHS ENDED
	Sep.	Jun.	Mar.	Dec.	Sep.
Condensed Statements of Income	2012	2012	2012	2011	2011
Interest Income	$9,836	$9,725	$9,807	$9,766	$9,861
Interest Expense	1,895	1,993	2,111	2,080	2,078
Net Interest Income	7,941	7,732	7,696	7,686	7,783
Provision for Loan Losses	500	510	550	350	750
Net Interest Income after
Provision for Loan Losses	7,441	7,222	7,146	7,336	7,033
Non Interest Income	4,208	3,651	3,881	3,768	3,824
Non Interest Expense	8,534	8,287	8,445	8,447	7,855

Income Before Income Taxes	3,115	2,586	2,582	2,657	3,002
Income Taxes	1,042	854	874	885	900
Net Income	$2,073	$1,732	$1,708	$1,772	$2,102
Selected Financial Data
Dividends Declared Per Share	$0.365	$0.365	$0.365	$0.36	$0.36
Basic Earnings Per Common Share	$1.02	$0.84	$0.83	$0.86	$1.02
Diluted Earnings Per Common Share	$1.01	$0.83	$0.82	$0.85	$1.01
Annualized Return on Avg. Assets	0.98%	0.83%	0.83%	0.88%	1.07%
Annualized Return on Avg. Equity	9.81%	8.28%	8.22%	8.86%	10.40%
Annualized Return on Avg.
Tangible Equity (1)	10.25%	8.67%	8.61%	9.30%	10.90%
Yield on Interest Earning Assets	5.07%	5.10%	5.20%	5.30%	5.48%
Cost of Interest Bearing Liabilities	1.14%	1.23%	1.31%	1.31%	1.36%
Spread	3.93%	3.87%	3.90%	3.99%	4.13%
Net Interest Margin	4.10%	4.06%	4.08%	4.17%	4.33%
Non-Interest Income/Avg. Assets	1.99%	1.76%	1.89%	1.88%	1.94%
Non-Interest Expense/Avg. Assets	4.03%	3.99%	4.11%	4.21%	3.99%
Quarterly Net Charge-offs/Avg. Loans	0.05%	0.08%	0.08%	0.05%	0.09%
Weighted avg. shares Outstanding
Basic	2,028	2,055	2,067	2,059	2,064
Diluted	2,061	2,078	2,088	2,078	2,085
AVERAGE BALANCE SHEET DATA
Total Assets	$846,114	$830,958	$821,582	$803,024	$787,782
Earning assets	$775,399	$762,007	$753,980	$738,111	$719,384
Loans	$665,952	$648,640	$636,356	$621,073	$591,736
Interest-bearing deposits	$521,708	$523,488	$522,420	$513,104	$520,489
Total deposits	$612,785	$617,209	$608,777	$594,376	$607,949
Total stockholders’ equity	$84,525	$83,643	$83,095	$79,993	$80,857

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$84,525	$83,643	$83,095	$79,993	$80,857
Less average goodwill and other intangible assets,
net of related income taxes	3,659	3,664	3,665	3,667	3,671
Average Tangible Equity	$80,866	$79,979	$79,430	$76,326	$77,186

Net Income	2,073	1,732	1,708	1,772	2,102
Plus Amortization of core deposit
intangibles, net of related income taxes	1	2	2	2	2
Net Income, as adjusted	$2,074	$1,734	$1,710	$1,774	$2,104

12 of 27

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Selected Financial Data
(UNAUDITED)

	Sep.	Sep.	Sep.	Sep.	Sep.
Condensed Statements of Income	2012	2011	2010	2009	2008
Interest Income	$39,134	$39,358	$41,336	$44,237	$45,633
Interest Expense	8,080	9,168	11,704	15,297	19,733
Net Interest Income	31,054	30,190	29,632	28,940	25,900
Provision for Loan Losses	1,910	3,900	3,896	3,026	825
Net Interest Income after
Provision for Loan Losses	29,144	26,290	25,736	25,914	25,075
Non Interest Income	15,510	15,543	15,960	15,852	13,233
Non Interest Expense	33,714	31,131	31,229	31,372	30,552

Income Before Income Taxes	10,940	10,702	10,467	10,394	7,756
Income Taxes	3,655	3,474	3,366	3,258	2,047
Net Income (loss)	$7,285	$7,228	$7,101	$7,136	$5,709
Selected Financial Data
Dividends Declared Per Share	$1.455	$1.435	$1.42	$1.41	$1.37
Basic Earnings Per Common Share	$3.55	$3.49	$3.40	$3.38	$2.65
Diluted Earnings Per Common Share	$3.51	$3.45	$3.37	$3.35	$2.63
Annualized Return on Avg. Assets	0.88%	0.94%	0.93%	0.91%	0.76%
Annualized Return on Avg. Equity	8.80%	9.12%	9.43%	9.98%	8.29%
Annualized Return on Avg.
Tangible Equity (1)	9.21%	9.58%	9.94%	10.49%	8.80%
Yield on Interest Earning Assets	5.17%	5.58%	5.93%	6.12%	6.54%
Cost of Interest Bearing Liabilities	1.25%	1.51%	1.91%	2.40%	3.17%
Spread	3.92%	4.07%	4.02%	3.73%	3.42%
Net Interest Margin	4.10%	4.28%	4.25%	4.01%	3.71%
Non-Interest Income/Avg. Assets	1.88%	2.01%	2.09%	2.03%	1.77%
Non-Interest Expense/Avg. Assets	4.09%	4.03%	4.10%	4.02%	4.07%
Net Charge-offs/Avg. Loans	0.26%	0.82%	0.24%	0.29%	0.06%
Weighted avg. shares Outstanding
Basic	2,052	2,069	2,089	2,110	2,154
Diluted	2,076	2,092	2,107	2,127	2,171
AVERAGE BALANCE SHEET DATA
Total Assets	$825,036	$771,988	$762,355	$781,187	$749,825
Earning assets	$757,488	$705,481	$697,315	$722,409	$697,236
Loans	$643,224	$590,354	$599,134	$606,751	$594,944
Interest-bearing deposits	$520,162	$517,938	$512,040	$533,022	$526,456
Total deposits	$608,259	$598,070	$578,310	$597,559	$581,253
Total stockholders’ equity	$82,811	$79,229	$75,279	$71,479	$68,833

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$82,811	$79,229	$75,279	$71,479	$68,833
Less average goodwill and other intangible assets,
net of related income taxes	3,661	3,671	3,673	3,715	3,743
Average Tangible Equity	$79,150	$75,558	$71,606	$67,764	$65,090

Net Income	$7,285	$7,228	$7,101	$7,136	$5,709
Plus Amortization of core deposit
intangibles, net of related income taxes	7	12	19	28	36
Net Income, as adjusted	$7,292	$7,240	$7,120	$7,164	$5,745

13 of 27

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
(UNAUDITED)
	Sep. 2012	Jun. 2012	Mar. 2012	Dec. 2011	Sep. 2011
SmartGrowth Loans
Consumer	$110,235	$109,287	$106,596	$107,399	$108,849
Commercial	215,212	216,929	208,579	213,659	209,460
Home Equity	43,233	44,513	46,486	47,261	48,799
SmartMortgage Loans	111,072	106,532	102,228	__98,221	92,910
Total SmartGrowth Loans	479,752	477,261	463,889	466,540	460,018
Mortgage Loans (owner occupied conforming)	194,650	183,274	177,566	166,088	148,584
	674,402	660,535	641,455	632,628	608,602
Allowance for Loan Losses	(8,559)	(8,411)	(8,450)	(8,392)	(8,331)
Loans Receivable, Net	665,843	652,124	633,005	624,236	600,271

Cash and Securities	124,080	129,750	136,841	130,126	134,902
Goodwill and Other Intangibles	3,659	3,661	3,664	3,667	3,670
Foreclosed Real Estate	513	625	397	1,012	1,405
Other	57,867	57,608	55,799	54,504	52,955
TOTAL ASSETS	$851,962	$843,768	$829,706	$813,545	$793,203

SmartGrowth Deposits
Checking	$220,268	$218,717	$223,228	$199,021	$190,822
Money Market	55,251	52,478	54,817	52,019	54,970
Savings	198,667	198,042	194,919	188,303	190,727
Total Smart Growth Deposits	474,186	469,237	472,964	439,343	436,519
Time Deposits	143,536	146,227	157,547	159,968	162,063
Total Deposits	617,722	615,464	630,511	599,311	598,582

FHLB Advances	142,751	139,955	110,344	127,621	108,184
Other Liabilities	7,948	6,669	6,682	5,501	6,450
Stockholders’ Equity	83,541	81,680	82,169	81,112	79,987
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$851,962	$843,768	$829,706	$813,545	$793,203

Ratio of Equity to Assets	9.81%	9.68%	9.90%	9.97%	10.08%
Tangible Equity Ratio (1)	9.42%	9.29%	9.50%	9.56%	9.67%
Total Risk-Based Capital Ratio	14.09%	13.79%	14.12%	14.09%	14.30%
Book Value per Common Share	$41.09	$40.32	$39.68	$39.24	$38.79
Tangible Book Value Per Common Share (1)	$39.29	$38.51	$37.91	$37.47	$37.02
Shares Outstanding (in thousands)	2,033	2,026	2,071	2,067	2,062
Non-performing Assets/Total Assets	1.28%	1.34%	1.43%	1.53%	1.55%
ALLL/Loans	1.27%	1.27%	1.32%	1.33%	1.37%
ALLL/NPLs	82.52%	79.63%	74.02%	71.25%	76.63%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$83,541	$81,680	$82,169	$81,112	$79,987
Less goodwill and other Intangible
assets, net of related income taxes	(3,655)	(3,658)	(3,654)	(3,657)	(3,659)
Tangible Stockholders’ Equity	$79,886	$78,022	$78,515	$77,455	$76,328

Total Assets	$851,962	$843,768	$829,706	$813,545	$793,203
Less goodwill and other Intangible
assets, net of related income taxes	(3,655)	(3,658)	(3,654)	(3,657)	(3,659)
Total Tangible Assets	$848,307	$840,110	$826,052	$809,888	$789,544

14 of 27

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
Fiscal Comparison
(UNAUDITED)
	Sep. 2012	Sep. 2011	Sep. 2010	Sep. 2009	Sep. 2008
SmartGrowth Loans
Consumer	$110,235	$108,849	$111,571	$108,013	$98,632
Commercial	215,212	209,460	212,933	210,201	187,791
Home Equity	43,233	48,799	53,405	58,348	55,713
SmartMortgage Loans	111,072	92,910	86,959	83,775	87,404
Total SmartGrowth Loans	479,752	460,018	464,868	460,337	429,540
Mortgage Loans (owner occupied conforming)	194,650	148,584	131,023	134,996	160,596
	674,402	608,602	595,891	595,333	590,136
Allowance for Loan Losses	(8,559)	(8,331)	(9,256)	(6,806)	(5,545)
Loans Receivable, Net	665,843	600,271	586,635	588,527	584,591

Cash and Securities	124,080	134,902	115,217	125,058	135,819
Goodwill and Other Intangibles	3,659	3,670	3,687	3,715	3,756
Foreclosed Real Estate	513	1,405	1,181	1,953	343
Other	57,867	52,955	54,804	45,818	44,979
TOTAL ASSETS	$851,962	$793,203	$761,524	$765,071	$769,488

SmartGrowth Deposits
Checking	$220,268	$190,822	$173,206	$165,796	$144,601
Money Market	55,251	54,970	60,246	95,461	130,399
Savings	198,667	190,727	166,734	106,479	55,390
Total Smart Growth Deposits	474,186	436,519	400,186	367,736	330,390
Time Deposits	143,536	162,063	179,169	217,733	258,838
Total Deposits	617,722	598,582	579,355	585,469	589,228

FHLB Advances	142,751	108,184	100,017	100,628	104,877
Other Liabilities	7,948	6,450	6,639	7,490	7,339
Stockholders’ Equity	83,541	79,987	75,513	71,484	68,044
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$851,962	$793,203	$761,524	$765,071	$769,488

Ratio of Equity to Assets	9.81%	10.08%	9.92%	9.34%	8.84%
Tangible Equity Ratio (1)	9.42%	9.67%	9.48%	8.90%	8.40%
Total Risk-Based Capital Ratio	14.09%	14.30%	13.52%	12.72%	12.21%
Book Value per Common Share	$41.09	$38.79	$36.19	$34.09	$32.12
Tangible Book Value Per Common Share (1)	$39.29	$37.02	$34.43	$32.33	$30.37
Shares Outstanding (in thousands)	2,033	2,062	2,082	2,097	2,118
Non-performing Assets/Total Assets	1.28%	1.55%	2.06%	1.19%	0.88%
ALLL/Loans	1.27%	1.37%	1.55%	1.14%	0.94%
ALLL/NPLs	82.52%	76.63%	63.92%	95.44%	86.81%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$83,541	$79,987	$75,513	$71,484	$68,044
Less goodwill and other Intangible
assets, net of related income taxes	(3,655)	(3,659)	(3,673)	(3,692)	(3,721)
Tangible Stockholders’ Equity	$79,886	$76,328	$71,840	$67,792	$64,323

Total Assets	$851,962	$793,203	$761,524	765,071	$769,488
Less goodwill and other Intangible
assets, net of related income taxes	(3,655)	(3,659)	(3,673)	(3,692)	(3,721)
Total Tangible Assets	$848,307	$789,544	$757,851	$761,379	$765,767

15 of 27

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$16,835	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,641	--	0.00%	127	0.6%
All Other
Secured by First Liens	383,954	285	0.07%	4,140	1.1%
Secured by Junior Liens	6,892	--	0.00%	181	2.6%
Multifamily (5+ Dwelling Units)	21,248	--	0.00%	--	0.0%
Nonresidential Property (Except Land)	99,347	26	0.03%	810	0.8%
Land	2,652	(4)	0.01%	4,530	13.9%
Consumer	19,340	--	0.00% %	186	1.0%
Commercial	13,312	(4)	(0.03%)	4,344	32.6%
Subtotal – Real Estate Loans	$581,569	$307	0.05%	$9,788	1.7%

Non-Real Estate Loans:
Commercial Loans	$34,032	$--	0.00%	$2	0.0%
Consumer Loans:
Loans on Deposits	3,636	--	0.00%	89	2.4%
Auto Loans	2,112	--	0.00%	21	1.0%
Mobile Home Loans	37,030	30	0.08%	425	1.1%
Other	16,023	15	0.09%	47	0.3%
Subtotal – Non Real Estate Loans	$92,833	$45	0.05%	$584	0.6%

Gross Loans	$674,402	$352	0.05%	$10,372	1.5%

Non-accruals	$10,021
90 + Days Past Due	351
OREO & Foreclosed	490
Nonperforming Assets (Net)	$10,862
Performing TDRs	--

16 of 27

Fiscal Year-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$16,835	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,641	20	0.10%	127	0.6%
All Other
Secured by First Liens	383,954	721	0.19%	4,140	1.1%
Secured by Junior Liens	6,892	--	0.00%	181	2.6%
Multifamily (5+ Dwelling Units)	21,248	141	0.66%	--	0.0%
Nonresidential Property (Except Land)	99,347	126	0.13%	810	0.8%
Land	32,652	254	0.78%	4,530	13.9%
Consumer	19,340	8	0.04%	186	1.0%
Commercial	13,312	246	1.85%	4,344	32.6%
Subtotal – Real Estate Loans	$581,569	$1,262	0.22%	$9,788	1.7%

Non-Real Estate Loans:
Commercial Loans	$34,032	$165	0.48%	$2	0.0%
Consumer Loans:
Loans on Deposits	3,636	--	0.00%	89	2.4%
Auto Loans	2,112	6	0.28%	21	1.0%
Mobile Home Loans	37,030	193	0.52%	425	1.1%
Other	16,023	56	0.35%	47	0.3%
Subtotal – Non Real Estate Loans	$92,833	$420	0.45%	$84	0.6%

Gross Loans	$674,402	$1,682	0.25%	$10,372	1.5%

Non-accruals	$10,021
90 + Days Past Due	351
OREO & Foreclosed	490
Nonperforming Assets (Net)	$10,862
Performing TDRs	--

17 of 27

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
June 30, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$20,020	$--	0.00%	656	3.3%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,207	--	0.00%	28	0.1%
All Other
Secured by First Liens	368,625	188	0.05%	4,574	1.2%
Secured by Junior Liens	7,702	--	0.00%	28	0.4%
Multifamily (5+ Dwelling Units)	20,968	(3)	(0.14%)	--	0.0%
Nonresidential Property (Except Land)	100,021	100	0.10%	559	0.6%
Land	32,904	8	0.02%	4,048	12.3%
Consumer	19,530	8	0.04%	114	0.6%
Commercial	13,374	--	0.00%	3,934	29.4%
Subtotal – Real Estate Loans	$570,447	$293	0.05%	$9,893	1.7%

Non-Real Estate Loans:
Commercial Loans	$31,564	$165	0.52%	--	0.0%
Consumer Loans:
Loans on Deposits	3,684	--	0.00%	138	3.7%
Auto Loans	1,972	6	0.30%	9	0.5%
Mobile Home Loans	36,910	58	0.16%	438	1.2%
Other	15,958	27	0.17%	84	0.5%
Subtotal – Non Real Estate Loans	$90,088	$256	0.28%	$669	0.7%

Gross Loans	$660,535	$549	0.08%	$10,562	1.6%

Non-accruals	$10,263
90 + Days Past Due	299
OREO & Foreclosed	722
Nonperforming Assets (Net)	$11,284
Performing TDRs	--

18 of 27

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
March 31, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$15,986	$--	0.00%	$656	4.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	$20,748	$--	0.00%	$96	0.5%
All Other
Secured by First Liens	$360,057	$81	0.02%	$4,105	1.1%
Secured by Junior Liens	8,147	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	21,767	99	0.45%	733	3.4%
Nonresidential Property (Except Land)	97,679	--	0.00%	730	0.7%
Land	33,138	250	0.75%	4,409	13.3%
Consumer	18,760	--	0.00%	147	0.8%
Commercial	14,378	250	1.74%	4,262	29.6%
Subtotal – Real Estate Loans	$557,522	$430	0.08%	$10,729	1.9%

Non-Real Estate Loans:
Commercial Loans	$26,773	$--	0.00%	$165	0.6%
Consumer Loans:
Loans on Deposits	3,575	--	0.00%	104	2.9%
Auto Loans	1,786	--	0.00%	34	1.9%
Mobile Home Loans	36,864	50	0.14%	289	0.8%
Other	14,935	12	0.08%	95	0.6%
Subtotal – Non Real Estate Loans	$83,933	$62	0.07%	$687	0.8%

Gross Loans	$641,455	$492	0.08%	$11,416	1.8%

Non-accruals	$11,199
90 + Days Past Due	217
OREO & Foreclosed	419
Nonperforming Assets (Net)	$11,835
Performing TDRs	--

19 of 27

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
December 31, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$18,657	$--	0.00%	$763	4.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,309	20	0.10%	75	0.4%
All Other
Secured by First Liens	$347,058	$167	0.05%	$3,505	1.0%
Secured by Junior Liens	8,492	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	23,460	45	0.19%	843	3.6%
Nonresidential Property (Except Land)	95,233	--	0.00%	337	0.4%
Land	34,641	--	0.00%	4,759	13.7%
Consumer	19,478	--	0.00%	130	0.7%
Commercial	15,163	--	0.00%	4,629	30.5%
Subtotal – Real Estate Loans	$547,850	$232	0.04%	$10,282	1.9%

Non-Real Estate Loans:
Commercial Loans	$27,217	$--	0.00%	$--	0.0%
Consumer Loans:
Loans on Deposits	3,667	--	0.00%	39	1.1%
Auto Loans	1,898	--	0.00%	22	1.2%
Mobile Home Loans	37,494	55	0.15%	534	1.4%
Other	14,502	2	0.01%	113	0.8%
Subtotal – Non Real Estate Loans	$84,778	$57	0.07%	$708	0.8%

Gross Loans	$632,628	$289	0.05%	$10,990	1.7%

Non-accruals	$10,835
90 + Days Past Due	549
OREO & Foreclosed	1,073
Nonperforming Assets (Net)	$12,457
Performing TDRs	--

20 of 27

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$20,046	$--	0.00%	$1,021	5.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,287	--	0.00%	104	0.51%
All Other
Secured by First Liens	326,027	25	0.01%	2,931	0.90%
Secured by Junior Liens	9,032	60	0.66%	5	0.05%
Multifamily (5+ Dwelling Units)	23,747	--	0.00%	863	3.63%
Nonresidential Property (Except Land)	87,797	105	0.12%	412	0.47%
Land	35,774	306	0.86%	4,963	13.87%
Consumer	20,023	7	0.03%	130	0.65%
Commercial	15,751	299	1.90%	4.833	30.7%
Subtotal – Real Estate Loans	$522,710	$496	0.09%	$10,299	1.97%

Non-Real Estate Loans:
Commercial Loans	$27,403	(1)	0.00%	$--	0.00%
Consumer Loans:
Loans on Deposits	3,737	7	0.19%	69	1.85%
Auto Loans	2,105	--	0.00%	23	1.07%
Mobile Home Loans	38,285	31	0.08%	379	0.99%
Other	14,362	9	0.06%	101	0.70%
Subtotal – Non Real Estate Loans	$85,892	$46	0.05%	$572	0.67%

Gross Loans	$608,602	$542	0.09%	$10,871	1.79%

Non-accruals	$10,079
90 + Days Past Due	793
OREO & Foreclosed	1,438
Nonperforming Assets (Net)	$12,310
Performing TDRs	$1,075

21 of 27

Loans: Linked Quarter Comparison
Average Loan	09/30/2012	09/30/2012	06/30/2012	06/30/2012	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$419,789	4.95%	$407,115	5.03%	$12,674	-0.08%
Commercial	135,547	5.40%	136,402	5.57%	$(855)	-0.17%
Total Real Estate Loans	555,336	5.06%	543,517	5.18%	11,819	-0.12%

Non-Real Estate Loans
Commercial	$31,963	5.64%	$28,206	5.46%	$3,757	0.18%
Consumer	78,653	9.21%	76,917	9.10%	1,736	0.11%
Total Non-Real Estate Loans	110,616	8.18%	105,123	8.13%	5,493	0.05%

Total All Loans	$665,952	5.58%	$648,640	5.63%	$17,312	-0.05%

Loans: Prior Year Comparison
Average Loan	09/30/2012	09/30/2012	09/30/2011	09/30/2011	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$401,968	5.08%	$353,573	5.73%	$48,395	-0.65%
Commercial	135,300	5.51%	131,192	5.63%	4,108	-0.12%
	537,268	5.19%	484,765	5.70%	52,503	-0.51%

Non-Real Estate Loans
Commercial	$28,543	5.79%	$26,211	5.99%	$2,332	-0.20%
Consumer	77,413	9.21%	79,378	9.42%	(1,965)	-0.21%
	105,956	8.29%	105,589	8.57%	367	-0.28%

Total All Loans	$643,224	5.70%	$590,354	6.21%	$52,870	-0.51%

22 of 27

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	09/30/2012	09/30/2012	06/30/2012	06/30/2012	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$124,017	0.22%	$123,851	0.20%	$166	0.02%	0.1%
Non-interest bearing Deposits	91,077	0.00%	93,721	0.00%	(2,644)	0.00%	-2.8%
Checking Total	$215,094	0.12%	$217,572	0.12%	$(2,478)	0.00%	-1.1%

Savings Accounts	$198,079	0.33%	$196,611	0.33%	$1,468	0.00%	0.7%
Money Market Accounts	54,791	0.18%	52,489	0.25%	2,302	-0.07%	4.4%

Total Smart Growth Deposits	$467,964	0.22%	$466,672	0.22%	$1,292	0.00%	0.3%

Time Deposits	$144,821	1.75%	$150,537	1.92%	$(5,716)	-0.17%	-3.8%

Total Deposits	$612,785	0.58%	$617,209	0.64%	$(4,424)	-0.06%	-0.7%

FHLB Advances	$141,565	2.85%	$123,681	3.27%	$17,884	-0.42%	14.5%

Total Interest-bearing liabilities	$663,273	1.14%	$647,169	1.23%	$16,104	-0.09%	2.5%

Non-interest bearing Deposits	$91,077	0.00%	$93,721	0.00%	$(2,644)	0.00%	-2.8%

Interest-bearing Liabilities: Average Quarter Balances
Average balances	09/30/2012	09/30/2012	09/30/2011	09/30/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$124,017	0.22%	$108,579	0.14%	$15,438	0.08%	14.2%
Non-interest bearing Deposits	91,077	0.00%	87,454	0.00%	3,623	0.00%	4.1%
Checking Total	$215,094	0.12%	$196,033	0.08%	$19,061	0.04%	9.7%

Savings Accounts	$198,079	0.33%	$191,840	0.33%	$6,239	0.00%	3.3%
Money Market Accounts	54,791	0.18%	54,787	0.30%	4	-0.12%	0.0%

Total Smart Growth Deposits	$467,964	0.22%	$442,660	0.22%	$25,304	0.00%.	5.7%

Time Deposits	$144,821	1.75%	$165,284	2.25%	$(20,463)	-0.50%	-12.4%

Total Deposits	$612,785	0.58%	$607,944	0.77%	$4,841	-0.19%	0.8%

FHLB Advances	$141,565	2.85%	$92,514	3.93%	$49,051	-1.08%	53.0%

Total Interest-bearing liabilities	$663,273	1.14%	$613,004	1.36%	$50,269	-0.22%	8.2%

Non-interest bearing Deposits	$91,077	0.00%	$87,454	0.00%	$3,623	0.00%	4.1%

23 of 27

Interest-bearing Liabilities: Year-Over Year Average Year Comparison
Average balances	09/30/2012	09/30/2012	09/30/2011	09/30/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$119,611	0.20%	$109,177	0.13%	$10,434	0.07%	9.6%
Non-interest bearing Deposits	88,097	0.00%	80,131	0.00%	7,966	0.00%	9.9%
Checking Total	$207,708	0.11%	$189,308	0.08%	$18,400	0.03%	9.7%
Savings Accounts	$192,985	0.32%	$181,509	0.46%	$11,476	-0.14%	6.3%
Money Market Accounts	53,872	0.23%	56,376	0.29%	(2,504)	-0.06%	-4.4%
Total Smart Growth Deposits	$454,565	0.22%	$427,193	0.27%	$27,372	-0.05%	6.4%
Time Deposits	$153,694	2.02%	$170,876	2.40%	$(17,182)	-0.38%	-10.1%
Total Deposits	$608,259	0.67%	$598,069	0.88%	$10,190	-0.21%	1.7%
FHLB Advances	$127,433	3.13%	$88,337	4.39%	$39,096	-1.26%	44.3%
Total Interest-bearing liabilities	$647,595	1.25%	$606,275	1.51%	$41,320	-0.26%	6.8%
Non-interest bearing Deposits	$88,097	0.00%	$80,131	0.00%	$7,966	0.00%	9.9%
Interest-bearing Liabilities: Three Year Comparison
Average balances	09/30/2012	09/30/2012	09/30/2009	09/30/2009	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$119,611	0.20%	$101,311	0.53%	$18,300	-0.33%	18.1%
Non-interest bearing Deposits	88,097	0.00%	64,537	0.00%	23,560	0.00%	36.5%
Checking Total	$207,708	0.11%	$165,848	0.32%	$41,860	-0.21%	25.2%
Savings Accounts	$192,985	0.32%	$76,214	0.87%	$116,771	-0.55%	153.2%
Money Market Accounts	$53,872	0.23%	$115,721	1.24%	$(61,849)	-1.01%	-53.4%
Total Smart Growth Deposits	$454,565	0.22%	$357,783	0.74%	$96,782	-0.52%	27.1%
Time Deposits	$153,694	2.02%	$239,776	3.29%	$(86,082)	-1.27%	-35.9%
Total Deposits	$608,259	0.67%	$597,559	1.76%	$10,700	-1.09%	1.8%
FHLB Advances	$127,433	3.13%	$105,060	4.54%	$22,373	-1.41%	21.3%
Total Interest-bearing liabilities	$647,595	1.25%	$638,082	2.40%	$9,513	-1.15%	1.5%
Non-interest bearing Deposits	$88,097	0.00%	$64,537	0.00%	$23,560	0.00%	36.5%

24 of 27

Quarter-End Loan Quality Details
September 30, 2012	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$13,312	$4,658	35.0%	$17	0.1%	$8,637	64.9%
Commercial Construction	7,357	--	0.0%	370	5.0%	6,987	95.0%
Commercial Real Estate	120,558	3,524	2.9%	872	0.7%	116,162	96.4%
Commercial Non Real Estate	34,032	154	0.5%	50	0.1%	33,828	99.4%
Total Commercial	$175,259	$8,336	4.8%	$1,309	0.7%	$165,614	94.5%

Residential Loans
Residential Construction	$9,478	$--	0.0%	$--	0.0%	$9,478	100.0%
Residential	413,500	4,561	1.1%	328	0.1%	408,611	98.8%
Total Residential	$422,978	$4,561	1.1%	$328	0.1%	$418,089	98.8%

Consumer Loans
Mobile Homes	$37,030	$424	1.1%	$--	0.0%	$36,606	98.9%
Consumer Other	41,110	254	0.6%	176	0.4%	$40,680	99.0%
Total Consumer	$78,140	$678	0.9%	$176	0.2%	$77,286	98.9%

Total All Loans	$676,377	$13,575	2.0%	$1,813	0.3%	$660,989	97.7%

25 of 27

Quarter-End Loan Quality Details
June 30, 2012	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$13,374	$4,590	34.3%	$741	5.6%	$8,043	60.1%
Commercial Construction	11,732	--	0.0%	372	3.2%	11,360	96.8%
Commercial Real Estate	120,988	4,096	3.4%	1,437	1.2%	115,455	95.4%
Commercial Non Real Estate	31,564	164	0.5%	--	0.0%	31,400	99.5%
Total Commercial	$177,658	$8,850	5.0%	$2,550	1.4%	$166,258	93.6%

Residential Loans
Residential Construction	$8,288	$--	0.0%	$--	0.0%	$8,288	100.0%
Residential	398,475	4,725	1.2%	329	0.1%	393,421	98.7%
Total Residential	$406,763	$4,725	1.1%	$329	0.1%	$401,709	98.8%

Consumer Loans
Mobile Homes	$36,910	$437	1.2%	$--	0.0%	$36,473	98.8%
Consumer Other	41,144	208	0.5%	--	0.0%	$40,936	99.5%
Total Consumer	$78,054	$645	0.8%	$--	0.0%	$77,409	99.2%

Total All Loans	$662,475	$14,220	2.2%	$2,879	0.4%	$645,376	97.4%

26 of 27

Quarter-End Loan Quality Details
March 31, 2012	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$14,378	$4,262	29.6%	$39	0.3%	$10,077	70.1%
Commercial Construction	7,729	656	8.5%	376	4.9%	6,697	86.6%
Commercial Real Estate	119,446	2,111	1.8%	3,488	2.9%	113,847	95.3%
Commercial Non Real Estate	26,773	208	0.8%	127	0.5%	26,438	98.7%
Total Commercial	$168,326	$7,237	4.3%	$4,030	2.4%	$157,059	93.3%

Residential Loans
Residential Construction	$8,538	--	0.0%	--	0.0%	$8,538	100.0%
Residential	390,540	4,346	1.1%	333	0.1%	385,861	98.8%
Total Residential	$399,078	$4,346	1.1%	$333	0.1%	$394,399	98.8%

Consumer Loans
Mobile Homes	$36,864	$288	0.8%	--	0.0%	$36,576	99.2%
Consumer Other	39,057	$249	0.6%	--	0.0%	38,808	99.4%
Total Consumer	$75,921	$537	0.7%	--	0.0%	$75,384	99.3%

Total All Loans	$643,325	$12,120	1.9%	$4,363	0.7%	$626,842	97.4%

27 of 27